Northwestern Mutual Series Fund, Inc.
Supplement Dated October 12, 2023 to the
Statutory Prospectus Dated May 1, 2023
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Prospectus”), as supplemented June 7, 2023 and July 25, 2023. You should read this Supplement together with the Prospectus.
Portfolio Managers Update – Small Cap Growth Stock Portfolio
David Siegle has joined Mammen Chally as a co-portfolio manager for the Small Cap Growth Stock Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers: Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 1994. He began managing the Portfolio in 2013, and has co-managed the Portfolio since 2023.

David Siegle, CFA, Managing Director and Equity Portfolio Manager, joined Wellington Management in 2001 and has co-managed the Portfolio since 2023.”
In addition, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Small Cap Growth Stock Portfolio”:
“Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, began managing the Portfolio in 2013, and has co-managed the Portfolio since 2023. He joined Wellington Management in 1994 and has been an investment professional since 1996.
David Siegle, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has been co-managing the Portfolio since 2023. He joined Wellington Management in 2001 and has been an investment professional since 2001.”
Portfolio Managers Update – Short-Term Bond Portfolio
Effective October 1, 2023, Steve Kohlenstein has joined Michael Reinartz as a co-portfolio manager for the Short-Term Bond Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers: Michael F. Reinartz, CFA, Portfolio Manager and Chairman of TRPA’s Short-Term Bond Investment Advisory Committee, joined TRPA in 1996, began managing the Portfolio in 2015 and has co-managed the Portfolio since October 2023.
Steve Kohlenstein, CFA, Portfolio Manager and Chairman of TRPA’s Short-Term Bond Investment Advisory Committee, joined TRPA in 1996, and has co-managed the Portfolio since October 2023.”

Also effective October 1, 2023, the following text replaces the information that appears in the Prospectus under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Short-Term Bond Portfolio”:
“Michael F. Reinartz, CFA, a Vice President of TRPA and Chairman of TRPA’s Short-Term Bond Investment Advisory Committee, began managing the Portfolio in 2015, and has co-managed the Portfolio since October 2023. Mr. Reinartz joined TRPA in 1996, and his investment experience dates back to 2000. During the past five years, he has served as a portfolio manager and prior to that worked closely with TRPA’s portfolio managers in managing the short-term bond strategies, and as an investment analyst for short-term bond and multi-sector bond strategies.
Steve Kohlenstein, CFA, a Vice President of TRPA and Co-Chairman of TRPA’s Short-Term Bond Investment Advisory Committee has co-managed the Portfolio since October 2023. Mr. Kohlenstein joined TRPA in 2010, and his investment experience dates back to 2011. During the past five years, he has served as a co-portfolio manager of the US Short Duration Income Strategy and worked closely with the Low Duration and Investment Grade teams, partnered in the portfolio management of securitized credit assets, and worked with the Fixed Income Quantitative team in providing support for the investment strategies.”
Advisory Fee Waiver Update to Inflation Protection Portfolio
Effective November 1, 2023, the “Advisory Fee Waiver Agreements” portion of the “Advisory Fees” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 139 is amended so that the paragraph addressing fee waivers related to the Inflation Protection Portfolio is modified to include the following additional paragraph:
“Effective November 1, 2023, Mason Street Advisors has agreed to an additional waiver of a portion of its management fee relating to the Inflation Protection Portfolio such that the management fee is 0.42% on the Portfolio’s first $100 million of average net assets, 0.40% on the next $150 million, and 0.38% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2024.”
Amendments to Investment Sub-Advisory Agreements with Sub-Advisers
Effective on September 7, 2023, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) American Century Investment Management, Inc. (“American Century”) with respect to the Large Company Value Portfolio, Inflation Protection Portfolio, and Mid Cap Value Portfolio; (ii) Delaware Investments Fund Advisers (“Delaware”) with respect to the Domestic Equity Portfolio; (iii) Federated Investment Management Company (“Federated”) with respect to the High Yield Bond Portfolio; and (iv) Loomis, Sayles & Company, L.P. (“Loomis Sayles”), with respect to the Focused Appreciation Portfolio. In approving the foregoing amended and restated investment sub-advisory agreements (the “Amended Agreements”), the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.
The Amended Agreements modified the investment sub-advisory agreements which had been in place with American Century, Delaware, Federated, and Loomis Sayles to update certain provisions impacted by recent SEC rules related to valuation, investments in derivatives and fund-of-fund arrangements. The Amended Agreements between Mason Street Advisors and American Century and Mason Street Advisors and Delaware, respectively, additionally modified the fee schedule applicable to each of the Large Company Value, Mid Cap Value, and Inflation Protection Portfolios (sub-advised by

American Century), and the Domestic Equity Portfolio (sub-advised by Delaware), with such fee modifications to be effective on or about November 1, 2023. The updated fee schedules are set forth in a supplement to the Fund’s Statement of Additional Information dated October 12, 2023. The Amended Agreements between Mason Street Advisors and Federated and Loomis Sayles did not modify the terms of the advisory fees in place with the foregoing sub-advisors.
Please retain this Supplement for future reference.